

Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:441919AE7
Series Number of Class A-2 Certificates:441919AF4
Original Sale Balance:             $474,825,000



Servicer Certificate (Page 1 of 3)


Distribution Date:                                      09/20/2000

Investor Certificateholder Floating Allocation              86.05%
Percentage
Investor Certificateholder Fixed Allocation                 97.90%
Percentage

Aggregate Amount of  Collections                      2,487,403.20
Aggregate Amount of  Interest Collections               834,860.61
Aggregate Amount of  Principal Collections            1,652,542.59

Class A Interest Collections                            718,431.98
Class A Principal Collections                         1,575,764.52
Seller Interest Collections                             116,428.63
Seller Principal Collections                             76,778.07

Weighted Average Loan Rate                                  14.81%
Net Loan Rate                                               13.81%

               Weighted Average Maximum Loan Rate           19.62%

Class A-1 Certificate Rate                                   6.84%
Maximum Investor Certificate Rate                           13.81%
Class A-1 Certificate Interest Distributed              283,468.88
Class A-1 Investor Certificate Interest Shortfall             0.00
before Policy Draw
Unpaid Class A-1 Certificate Interest Shortfall               0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall               0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                    0.00

Class A-2 Certificate Rate                                   6.77%
Maximum Investor Certificate Rate                           13.81%
Class A-2 Certificate Interest Distributed               12,336.85
Class A-2 Investor Certificate Interest Shortfall             0.00
before Policy Draw
Unpaid Class A-2 Certificate Interest Shortfall               0.00
Received
Unpaid Class A-2 Certificate Interest Shortfall               0.00
Remaining
Unpaid Class A-2 Carryover Interest Amount                    0.00

Maximum Principal Dist. Amount (MPDA)                 1,617,913.56
Alternative Principal Dist. Amount (APDA)             1,575,764.52
Rapid Amortization Period? (Y=1, N=0)                         0.00
Scheduled Principal  Distribution Amount (SPDA)       1,575,764.52

Principal  allocable to Class A-1                     1,509,391.74
Principal allocable to Class A-2                         66,372.78
SPDA deposited to Funding Account                             0.00

Accelerated Principal Distribution Amount                     0.00

APDA allocable to Class A-1                                   0.00
APDA allocable to Class A-2                                   0.00

Reimbursement to Credit Enhancer                              0.00



Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss            68,361.63
Amount
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss             3,006.08
Amount
Cumulative Investor Liquidation Loss Amount              71,367.71

Total Principal allocable to A-1                      1,577,753.37
Total Principal allocable to A-2                         69,378.86

Beginning Class A-1 Certificate Principal Balance    49,731,381.64
Beginning Class A-2 Certificate Principal Balance     2,186,739.35
Ending Class A-1 Certificate Principal Balance       48,153,628.26
Ending Class A-2 Certificate Principal Balance        2,117,360.50

Class A-1 Factor                                         0.1058729
Class A-2 Factor                                         0.1058680
Pool Factor (PF)                                         0.1269065

Servicer Certificate (Page 2 of  3)

Distribution Date:                                      09/20/2000

Retransfer Deposit Amount                                     0.00
Servicing Fees Distributed                               45,283.92
Beg. Accrued and Unpaid Inv. Servicing Fees                   0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                 0.00
End. Accrued and Unpaid Inv. Servicing Fees                   0.00

Aggregate Investor Liquidation Loss Amount               71,367.71
Investor Loss Reduction Amount                                0.00

Beginning Pool Balance                               63,147,128.27
Ending Pool Balance                                  61,488,375.73
Beginning Invested Amount                            54,340,707.99
Ending Invested Amount                               52,693,575.76
Beginning Seller Principal Balance                    8,806,420.28
Ending Seller Principal Balance                       8,794,799.97
Additional Balances                                      76,778.07

Beginning Funding Account Balance                             0.00
Ending Funding Account Balance                                0.00
Ending Funding Account Balance % (before any                 0.00%
purchase of Subsequent Loans)
Principal Balance of Subsequent Loans                         0.00

Beginning Reserve Account Balance                     1,211,294.00
Ending Reserve Account Balance                        1,211,294.00

Beginning Seller Interest                                 13.9459%
Ending Seller's Interest                                  14.3032%

Delinquency & REO Status
   30 - 59 days (Del Stat 3)
     No. of Accounts                                           182
     Trust Balance                                    5,337,361.31
   60 - 89 days (Del Stat 4)
     No. of Accounts                                            66
     Trust Balance                                    2,092,939.76
   90+ days (Del Stat 5+)
     No. of Accounts                                            80
     Trust Balance                                    1,873,132.03
   270+ days (Del Stat 11+)
     No. of Accounts                                           117
     Trust Balance                                    3,777,819.73
   REO
     No. of Accounts                                            13
     Trust Balance                                      331,868.87



Rapid Amortization Event ?                                      No
   Failure to make payment within 5 Business Days               No
of Required Date ?
   Failure to perform covenant relating to                      No
Trust's Security Interest ?
   Failure to perform other covenants as                        No
described in the Agreement ?
   Breach of Representation or Warranty ?                       No
   Bankruptcy, Insolvency or Receivership                       No
relating to Seller ?
   Subject to Investment Company Act of 1940                    No
Regulation ?
   Servicing Termination ?                                      No


Servicer Certificate (Page 3 of  3)

Distribution Date:                                      09/20/2000

Event of Default ?                                              No
   Failure by Servicer to make payment within 5                 No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                      No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants               No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                       No
relating to Master Servicer ?
   Trigger Event ?                                              No

Policy Fee Distributed to Credit Enhancer (Paid                N/A
directly from HFC)
Premium Distributed to Credit Enhancer                        0.00
Amount Distributed to Seller                            193,206.70
Master Servicer Credit Facility Amount                        0.00
Guaranteed Principal Distribution Amount                      0.00
Credit Enhancement Draw Amount                                0.00

Application of Available Funds
     Aggregate Amount of Collections                  2,487,403.20
    Deposit for principal not used to purchase
subsequent loans


     Servicing Fee                                       45,283.92
     Prinicpal and Interest to Class A-1              1,861,222.25
     Prinicpal and Interest to Class A-2                 81,715.71
     Seller's portion of Principal and Interest         193,206.70
     Funds deposited into Funding Account (Net)               0.00
     Funds deposited into Spread  Account                     0.00
     Excess funds released to Seller                    305,974.62
     Total                                            2,487,403.20



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer



Statement to Certificateholders (Page 1 of 2)


Distribution Date:                                      09/20/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation             86.0541%
Percentage
Class A Certificateholder Fixed Allocation                97.9045%
Percentage

Beginning Class A-1 Certificate Balance              49,731,381.64
Beginning Class A-2 Certificate Balance               2,186,739.35

Class A-1 Certificate Rate                                6.84000%
Class A-2 Certificate Rate                                6.77000%
Class A-1 Certificate Interest Distributed                0.623248
Class A-2 Certificate Interest Distributed                0.616843
Class A-1 Certificate Interest Shortfall                  0.000000
Distributed
Class A-2 Certificate Interest Shortfall                  0.000000
Distributed
Remaining Unpaid Class A-1 Certificate Interest           0.000000
Shortfall
Remaining Unpaid Class A-2 Certificate Interest           0.000000
Shortfall

Rapid Amortization Event ?                                      No
Class A-1 Certificate Principal Distributed               3.468924
Class A-2 Certificate Principal Distributed               3.468943
   Maximum Principal Distribution Amount                  3.407389
   Scheduled Principal  Distribution Amount               3.318622
(SPDA)
   Accelerated Principal Distribution Amount              0.000000
   Aggregate Investor Liquidation Loss Amount             0.150303
Distributed

Total Amount Distributed to Certificateholders            4.091903

Principal Collections deposited into Funding                  0.00
Account
Ending Funding Account Balance                                0.00

Ending Class A-1 Certificate Balance                 48,153,628.26
Ending Class A-2 Certificate Balance                  2,117,360.50

Class A-1 Factor                                         0.1058729
Class A-2 Factor                                         0.1058680
Pool Factor (PF)                                         0.1269065

Unreimbursed Liquidation Loss Amount                          0.00
Accrued Interest on Unreimbursed Liquidation Loss             0.00
Amount
Accrued & Unpaid Interest on Unreimbursed                     0.00
Liquidation Loss Amount

Class A Servicing Fee                                    45,283.92

Beginning Invested Amount                            54,340,707.99
Ending Invested Amount                               52,693,575.76
Beginning Pool Balance                               63,147,128.27
Ending Pool Balance                                  61,488,375.73

Credit Enhancement Draw Amount                                0.00



Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                      09/20/2000

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 3)
     No. of Accounts                                           182
     Trust Balance                                    5,337,361.31

   60 - 89 days (Del Stat 4)
     No. of Accounts                                            66
     Trust Balance                                    2,092,939.76

   90+ days (Del Stat 5+)
     No. of Accounts                                            80
     Trust Balance                                    1,873,132.03

   REO
     No. of Accounts                                            13
     Trust Balance                                      331,868.87

Aggregate Liquidation Loss Amount for Liquidated         82,933.51
Loans

Class A-1 Certificate Rate for Next Distribution     To be updated
Date
Class A-2 Certificate Rate for Next Distribution     To be updated
Date

Amount of any Draws on the Policy                             0.00

Subsequent Mortgage Loans
     No. of Accounts                                          0.00
     Trust Balance                                            0.00


